Exhibit 99.2

Duke Realty Corporation

NOTICE OF GRANT

Participant Name:

Grant Date – Stock Option:

You have been granted the following award under the 1995 Key Employee’s Stock Option Plan of Duke Realty Investments, Inc.

Vesting Date	Option Price	Expiration Date	Number of ISO’s	Number of NSO’s	Total ISO’s and NSO’s

By your signature and the Company’s signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Equity Plan Grant Agreement attached hereto and made a part of this document.  Your signature below constitutes your unequivocal acceptance of the terms and conditions of the Grant Agreement.

Participant Name, Participant	Date

Duke Realty Corporation (“Company”)

By:	Date

DUKE REALTY CORPORATION

1995 KEY EMPLOYEES’ STOCK OPTION PLAN

GRANT AGREEMENT

This Grant Agreement (“Agreement”) represents a grant made under the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. (“Option Plan”).  As of the grant date (“Grant Date”) specified in the Notice of Grant attached (the “Notice”), the Executive Compensation Committee (“Committee”) of the Board of Directors of Duke Realty Corporation (“Company”) hereby awards to the individual listed on the Notice (“Grantee”) the right and option (“Option”) to purchase all or any part of the number of shares of common stock of the Company specified in the Notice.  This award is made subject to and in accordance with all of the terms and conditions of the Option Plan, which are incorporated herein and made a part of this Agreement by reference.  (The definitions of the capitalized terms in this Agreement may be found in the Option Plan document.)  By executing the Notice, the Grantee acknowledges that he or she has received a copy of the Option Plan and agrees to all of the terms and conditions thereof, including the terms and conditions set forth in this Agreement and the Notice.

1.                                       Designation of Character of Options.  Pursuant to the authority of the Committee to determine the character of the options granted as incentive stock options (“ISO’s”) or nonqualified stock options (“NSO’s”), the Option is divided between NSO’s and ISO’s as set forth in the Notice.

2.                                       Option Price.  The purchase price of the shares of common stock represented by the Option is the price stated in the Notice (which is the Fair Market Value per share on the date the Option is granted).

3.                                       Nontransferability.  Unless otherwise provided by the Committee in its discretion with respect to NSO’s, the Option cannot be assigned or transferred by the Grantee except by will or by the laws of descent and distribution.  The Option cannot be pledged or hypothecated in any way, nor shall it be subject to execution, attachment or similar process.  Any attempted assignment, transfer, pledge or other disposition of the Option in violation of this provision or the levy of execution, attachment or similar process upon the Option will be null and void and without effect and will cause the Option to be terminated.  Any transferability rights granted by the Committee with respect to NSO’s will be governed by the terms and limitations of the Option Plan.  The Grantee, or in the event of the Grantee’s death, the Grantee’s estate, shall remain liable for all federal, state, city and local taxes applicable upon exercise of an Option by a transferee.

4.                                       Exercise of Option.

(a)                                  Maximum Term and Vesting.  The Option may not be exercised after the expiration of ten years from the Grant Date, subject to earlier termination as provided in the Option Plan or this Agreement.  The Option will vest and be exercisable by the Grantee in accordance with the schedule specified in the Notice.  Notwithstanding the foregoing, the Option will also vest in full and be exercisable upon the Grantee’s Permanent and Total Disability, retirement from the Company and its Subsidiaries on or after attaining age fifty-five (55) or death.

(b)                                 Limitations on Exercise.  The Option may be exercised during the lifetime of the Grantee only by (i) the Grantee, (ii) an Eligible Transferee with respect to NSO’s permitted to be transferred by the Committee, or (iii) the Grantee’s guardian or attorney-in-fact in the event the Grantee becomes Totally and Permanently Disabled.  In the case of the Grantee’s death, the Option may be exercised by the Grantee’s personal representative.  In no event, however, may the Option be exercised after the term specified in subparagraph (a).

5.                                       Early Termination of Option.

(a)                                  In General.  All rights to exercise the Option will terminate 90 days after the effective date of the Grantee’s voluntary or involuntary termination of employment with the Company and its Subsidiaries (but not later than the date the Option expires pursuant to its terms), unless the termination is For Cause, due to the Grantee’s Permanent and Total Disability, retirement from the Company and its Subsidiaries on or after attaining age fifty-five (55), or death.

(b)                                 For Cause Termination.  If the Grantee’s employment is terminated For Cause, the Option may not be exercised.  Rather, to the extent the Option has not been exercised, it will terminate effective on the date the Grantee receives notice of termination For Cause.

(c)                                  Disability or Death.  If the Grantee becomes Permanently and Totally Disabled or dies while employed by the Company or any of its Subsidiaries, the Option will be exercisable in full within one (1) year after the date of such termination (but not later than the date the Option expires pursuant to its terms).  However, in the case of an ISO, such Option will be exercisable as an ISO only during the three month period following the Grantee’s death.  During the remainder of the one year period, the Option may be exercised as an NSO.  In the case of the Grantee’s Permanent and Total Disability, the Grantee will have one year to exercise the Option as an ISO.

(d)                                 Retirement.  If the Grantee retires from the Company and its Subsidiaries on or after attaining age fifty-five (55), the Option will be exercisable in full at any time during the remaining term thereof.  However, in the case of an ISO, such Option will be exercisable as an ISO only during the three-month period following the Grantee’s retirement.  During the remainder of the term, the Option may be exercised as an NSO.

6.                                       Grantee’s Representations.  The Grantee represents to the Company that:  (i) the terms and arrangements relating to the grant of the Option and the stock to which it relates, and the offer thereof, have been arrived at or made through direct communication with the Company or person acting in its behalf and the Grantee; (ii) the Grantee has access to a balance sheet and income statement of the Company and as an officer or key employee of the Company or its Subsidiaries: (A) is thoroughly familiar with its business affairs and financial condition, and (B) has been provided with or has access to such information (and has enough knowledge and experience in financial and business matters that he is capable of utilizing such information) as is necessary to evaluate the risks, and make an informed investment decision with respect to, this right and the stock to which it relates; and (iii) the Grantee has sufficient financial resources so that the Grantee is able to bear the economic risks of his investment in the Option and such stock.

7.                                       Incorporation of Option Plan.  All of the terms and conditions of the Option Plan, including defined terms, are hereby made a part hereof and are incorporated herein by reference.  In the event of any inconsistency between the terms and conditions contained in this Agreement and those set forth in the Option Plan, the terms and conditions of the Option Plan will control.

8.                                       Termination of the Plan; No Right to Future Grants. The Grantee hereby acknowledges and agrees as follows: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of an award is a one-time benefit which does not create any contractual or other right to receive future grants of awards, or benefits in lieu of the awards; and (iii) that all determinations with respect to any such future grants will be at the sole discretion of the Company.

9.                                       Notice of Expiration.  The Grantee acknowledges and agrees that neither the Company, the Committee nor any other person has any obligation to inform the Grantee of the expiration date of any Option made under this Agreement and the Notice; or, of the expiration date of any options previously granted to the Grantee by the Company.  Notwithstanding the foregoing, the communication by the Company or any of its directors, officers, employees or agents, of a notice or other information to another grantee regarding the expiration of such other grantee’s options will not impose any requirement on the Company to give any such notice or information to the Grantee or any other person.

10.                                 Indemnity.  The Grantee hereby agrees to indemnify and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees), and the Committee, from and against any and all losses, claims, damages, liabilities and expenses based upon or arising out of the incorrectness or alleged incorrectness of any representation made by the Grantee to the Company or any failure on the part of the Grantee to perform any agreements contained herein. The Grantee hereby further agrees to release and hold harmless the Company and its Subsidiaries (and their respective directors, officers and employees) from and against any tax liability, including without limitation, interest and penalties, incurred by the Grantee in connection with the Grantee’s participation in the Plan.

11.                                 Tax Liability and Withholding.  The Grantee acknowledges and agrees that the Grantee will be solely responsible for paying, and the Company will withhold, all required federal, state, city and local taxes applicable to the exercise of the Option under the Plan.  The Grantee hereby further agrees that upon a disqualifying disposition of a share resulting from the exercise of an ISO option, the Grantee is responsible for paying all federal, state, city and local taxes including any payroll tax liability and that the Grantee will notify the Company within 10 days of such a disqualifying disposition.

12.                                 Data Privacy.  By entering into this Agreement, the Grantee: (i) authorizes the Company, and any agent of the Company administering or providing recordkeeping services with respect to the Plan, to disclose to the Company or any of its Subsidiaries any information and data the Company or any such Subsidiary may request to facilitate the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company to store and transmit such information in electronic form.

13.                                 Severability.  The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

14.                                 Waiver.  The waiver by the Company of a breach of any provision of this Agreement by the Grantee will not operate or be construed as a waiver of any subsequent breach by Grantee.

15.                                 Construction.  This Agreement is subject to and shall be construed in accordance with the Plan, the terms of which are explicitly made applicable hereto. Unless otherwise defined herein, capitalized terms in this Agreement have the same meanings as set forth in the Plan. In the event of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan will govern.

16.                                 Rights, Restrictions and Limitations.  Any shares of Company stock issued pursuant to this Agreement will be subject to the rights, restrictions and limitations set forth in the Company’s Restated Articles of Incorporation and By-Laws, as amended from time to time.

17.                                 Legal Requirements.  Notwithstanding any other provision of this Agreement, the Options may not be exercised in whole or in part if the issuance of shares of Company stock as a result of such exercise would constitute a violation of any applicable federal or state securities law or other applicable laws, rules or regulations.  As a condition to the exercise of the Options, the Company may require the person exercising the Options to make any representation or warranty to the Company as may be required by any applicable law or regulation.  Provided, further, in no event will the Options be exercisable if such exercise would, as determined by the Committee in its sole discretion, affect the Company’s qualification as a real estate investment trust under Section 856 of the Code.

18.                                 Restrictive Legend.  The Grantee acknowledges and agrees that, unless the Company elects to register the shares under applicable federal and state securities laws, he or she will, if required by the Company concurrently with the exercise of all or any portion of the Options, deliver to the Company an investment representation statement required under any applicable federal or state securities laws; and all certificates for such shares will bear a legend in substantially the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, under the Indiana Securities Regulation Law, or under any other state securities laws.  The shares may not be sold or transferred in the absence of registration or an exemption therefrom under the Securities Act of 1933 and under applicable state securities laws.”

19.                                 Restrictions Under Securities Laws.  Any shares of Company stock issued in accordance with this Agreement will also be subject to any restrictions which may be imposed under applicable state and federal securities laws and further subject to obtaining all necessary consents which may be required by, or any condition which may be imposed in accordance with, applicable state and federal securities laws and regulations.

20.                                 Employment at Will.  The Grantee’s employment is not for any specified term and may be terminated by the Grantee or his or her employer at any time for any reason.  The Grantee further acknowledges and agrees that neither the Plan nor this Agreement constitutes a promise or commitment by the Grantee’s employer regarding any future employment, re-hire, work assignment, compensation or any other term or condition of employment.

21.                                 Miscellaneous.  This Agreement contains the entire agreement of the parties with respect to its subject matter and is binding upon and will inure to the benefit of the respective parties, the successors and assigns of the Company and its Subsidiaries, and to the Grantee’s heirs, legatees and personal representatives.

22.                                 Governing Law.  Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, will in control all matters relating to this Agreement.

23.                                 Alterations.  The Grantee acknowledges and agrees that the execution and delivery of the Notice constitutes Grantee’s unequivocal acceptance of the terms and conditions hereof and that any attempted modification or deletion will have no force or effect upon the right of the Grantee’s employer to enforce the terms and conditions herein above stated.

If Grantee agrees to the terms and conditions of this Agreement, Grantee must sign and date the attached yellow Notice and return to:

Mgr., Equity Plan Administration

Duke Realty Corporation

600 E. 96th St., Suite 100

Indianapolis, Indiana 46240